SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 7, 2001

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                             EVEREST RE GROUP, LTD.
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               (Exact Name of Registrant as Specified in Charter)
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        Bermuda                         1-15731                Not Applicable
----------------------------         -------------           -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)



c/o ABG Financial & Management Services, Inc.
       Parker House, Wildey Road
         St. Michael, Barbados                                    Not Applicable
---------------------------------------------                     --------------
  (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: 246-228-7398

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On December 7, 2001, the registrant issued a news release announcing its preliminary estimate of loss associated with Enron Corporation. A copy of that news release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits
              --------

              Exhibit No.                                 Description
              -----------                                 -----------

              99.1                               News Release of the registrant,
                                                 dated December 7, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          EVEREST RE GROUP, LTD.



                                          By:  \S\ JANET J. BURAK
                                               ---------------------------------
                                                      Janet J. Burak
                                          Senior Vice President, General Counsel
                                                       and Secretary

Dated:  December 7, 2001

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
                                  EXHIBIT INDEX


Exhibit
Number                           Description of Document                Page No.
-------                          -----------------------                --------
 99.1                      Press Release of the registrant, dated          4
                           December 7, 2001.


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